UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 9, 2014

Advanced Photonix, Inc.

(Exact Name of Registrant as specified in its Charter)

Delaware	1-11056	33-0325826
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2925 Boardwalk, Ann Arbor, Michigan	48104
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(734) 864-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Third Amendment to Loan Agreement with Michigan Strategic Fund

On December 9, 2014, Advanced Photonix, Inc. (the “Company”), its wholly-owned subsidiary Picometrix LLC (“Picometrix”, and together with the Company, the “Borrowers”) and the Michigan Strategic Fund (“MSF”), as successor in interest to the Michigan Economic Development Corporation (“MEDC”), executed a Third Amendment (the “MSF Amendment") to the Loan Agreement dated September 15, 2005 (as amended, the “MSF Loan Agreement”) by and among the Borrowers and MEDC. The MSF Amendment became effective December 9, 2014.

Among other things, the MSF Amendment (1) affirms the total outstanding principal of the original promissory note issued in connection with the MSF Loan Agreement to be $326,746 as of October 31, 2014, (2) changes the annual interest rate of the original promissory note to 6% per annum, an increase of 1% per annum effective November 1, 2014, (3) suspends any payments for 12 months which commences starting on November 1, 2014, (4) affirms the Borrowers’ obligation to make a series of twelve equal monthly payments (“MSF Payments”) to MSF commencing November 1, 2015 which shall reflect all remaining outstanding indebtedness under the MSF Loan Agreement as of October 31, 2015, and (5) provides that if the Borrowers fail to make the MSF Payments as required, the Borrowers will be obligated to pay a default rate of interest equal to fifteen percent (15%) per annum until the indebtedness is paid in full.

Fifth Amendment to Loan Agreement between Michigan Economic Development Corporation

On December 9, 2014, the Borrowers and the MEDC executed a Fifth Amendment (the “MEDC Amendment") to the Convertible Loan Agreement dated September 15, 2004 (as amended, the “MEDC Loan Agreement”) by and among the Borrowers and MEDC. The MEDC Amendment became effective December 9, 2014.

Among other things, the MEDC Amendment (1) affirms the total outstanding principal of the original promissory note issued in connection with the MEDC Loan Agreement to be $327,886 as of October 31, 2014, (2) changes the annual interest rate of the original promissory note to 6% per annum, an increase of 1% per annum effective November 1, 2014, (3) suspends any payments for 12 months which commences starting on November 1, 2014, (4) affirms the Borrowers’ obligation to make a series of twelve equal monthly payments (“MEDC Payments”) to MEDC commencing November 1, 2015 which shall reflect all remaining outstanding indebtedness under the MEDC Loan Agreement as of October 31, 2015, and (5) provides that if the Borrowers fail to make the MEDC Payments as required, the Borrowers will be obligated to pay a default rate of interest equal to fifteen percent (15%) per annum until the indebtedness is paid in full.

The preceding descriptions of the MSF Amendment and MEDC Amendment are qualified in their entirety by reference to the copies of the MSF Amendment and MEDC Amendment filed herewith as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit

10.1	Amendment Three to the Loan Agreement between Michigan Strategic Fund and Advanced Photonix, Inc., dated December 9, 2014.

10.2	Amendment Five to the Convertible Loan Agreement between Michigan Economic Development Corporation and Advanced Photonix, Inc., dated December 9, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED PHOTONIX, INC.

	By:	/s/ Jeff Anderson
Jeff Anderson, Chief Financial Officer
Dated: December 10, 2014

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Amendment Three to the Loan Agreement between Michigan Strategic Fund and Advanced Photonix, Inc., dated December 9, 2014.

10.2	Amendment Five to the Convertible Loan Agreement between Michigan Economic Development Corporation and Advanced Photonix, Inc., dated December 9, 2014.